THE BRAMWELL GROWTH FUND

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                                              QUARTERLY REPORT - SEPTEMBER 1999
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745 Fifth Avenue
New York, New York 10151

DEAR FELLOW SHAREHOLDERS:                                             (PHOTO)

INVESTMENT RESULTS - QUARTER ENDED SEPTEMBER 30, 1999

THE BRAMWELL GROWTH FUND celebrated its 5TH BIRTHDAY on August 1, 1999. For the twelve months ended September 30, the Fund appreciated 26.6% to $24.88 net asset value per share, compared to the 27.8% gain for the S&P 500 Stock Index. For the quarter, the Fund declined (4.6)%, less than the decline of (6.2)% for the S&P 500 Index and between the declines of (3.6)% and (5.2)% for the Lipper Mid-Cap and Growth Funds Indices, respectively. The Fund's compound average annual return as of September 30, for three years was 23.7% and for five years, 22.7%. Since inception, August 1, 1994, through September 30, 1999, the cumulative return was 184.5% resulting in a compound average annual rate of return since inception of 22.4%. Investment results relative to the indices were as follows:



     COMPARATIVE INVESTMENT            SEPT Q      CALENDAR        ONE          THREE        FIVE           SINCE
     RETURNS (9/30/99)                  1999     YEAR-TO-DATE      YEAR      YEARS <F1>   YEARS <F1>    INCEPTION <F2>
     ----------------------------      -------  -------------     ------      ---------   ----------    -------------
     THE BRAMWELL GROWTH FUND <F3>      (4.6)%       3.2%          26.6%         23.7%       22.7%           22.4%
     Lipper Mid-Cap Funds Index <F4>    (3.6)        7.8           33.4          13.4        17.3            18.0
     Lipper Growth Funds Index <F4>     (5.2)        6.1           30.3          21.8        21.4            21.1
     S&P 500 Stock Index <F5>           (6.2)        5.4           27.8          25.1        25.0            24.5

  <F1> Compound average annual return.  <F2> Compound average annual return since inception 8/1/94. <F3> Returns shown include the reinvestment of all dividends and are net of expenses. The annual expense ratio is capped at 1.75% which for the years ending June 30, 1997, favorably affected performance. Past performance is not predictive of future results.
   Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. <F4> The
   Lipper Mid-Cap Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper
   Growth Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. Funds in the Lipper Mid-
   Cap and Growth Funds Indices are equal weighted and returns include the reinvestment of all dividends and are net of expenses. <F5> The S&P 500
   Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

COMMENTARY

The equity markets declined in the September quarter in response to higher interest rates, and valuations, such as price/earnings ratios, contracted. The economy was strong, profits were better than expected, and inflation was minimal. Technology and communications stocks did well and financial and pharmaceutical manufacturing and distribution companies did poorly. Healthcare stocks started to do better in late September as concerns about product pipelines and political uncertainty decreased.

Individual stocks that contributed significant incremental value to the portfolio in the quarter were: EMC, Tiffany, Lexmark, Intel, Nortel, Amgen, Dell Computer, Home Depot, Cinar Films and General Electric. Stocks that reduced returns but which we continue to like and still hold rather than trade around quarterly oscillations include Walgreen, Kohl's, MCI WorldCom, CVS and Cardinal Health.

OUTLOOK

Domestic economic growth should continue to be strong but slow somewhat as a tight domestic labor supply slows the implementation of various expansion plans and recent interest rate increases impact the housing market. We expect inflation, however, to be largely restrained as technology continues to improve productivity and facilitate workers working smarter and as technology is increasingly substituted for labor. The core Consumer Price Index (CPI), excluding a one-time jump in tobacco prices, rose only 0.2% in September and 1.6% year over year. We anticipate that interest rates will remain in a narrow range with possibly one more rate increase by the Federal Reserve. Meanwhile, economies around the world are recovering, leading potentially to synchronized global growth.

As we approach the millenium, change is accelerating on many fronts. Just like a century ago when innovation introduced entire new industries such as electricity and automobiles, the late 1990s have seen the arrival of such transforming technologies as the Internet and wireless telephony. New technologies and competition are accelerating the pace of obsolescence and driving capital investment and overall economic growth higher than the historical norm. After we cross into Year 2000, we anticipate many deferred capital spending plans to be implemented. Change creates investment opportunities.

We try to position the portfolio in front of secular change, e.g., the move to outsourcing such as contract electronic manufacturing and the move to wireless communications, by investing in leading companies in their respective markets. We continue to seek out companies that use the Internet well both in generating revenues and reducing costs, particularly as business-to-business electronic commerce emerges. We also prefer companies with recurring revenue streams, strong top-line growth and positioning for the long-term return on investment in new products and services stemming from research and development. In terms of valuation, we seek to invest in companies with favorable price/earnings ratios to growth and the overall market.

The estimated 1999 and 2000 growth rates for our portfolio continue to approximate 20%, about twice the estimated growth rate for the S&P 500, for which we are paying about the same price/earnings multiple on estimated 2000 earnings. Stock prices move with earnings growth over time. Performance so far this year has been restrained, however, by the downward adjustment in P/E ratios to reflect higher interest rates. Assuming interest rates plateau going forward, overall stock prices should move more in line with earnings growth.

We intend to take advantage of the recent downdraft in prices resulting from higher interest rate fears to enhance our potential portfolio returns by investing at more attractive prices and valuations in companies at the forefront of innovation with much of their growth self-driven and independent of general economic conditions.

FUND INVESTMENT

The minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile, and investors are encouraged to invest over time to smooth the effects of volatility. An Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request to facilitate regular investment.

The Fund's net asset value is available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information. The daily net asset value may also be attained from our Web site, WWW.BRAMWELL.COM. Our Nasdaq symbol is BRGRX.

                                        Sincerely,

                                        /s/Elizabeth R. Bramwell

                                        Elizabeth R. Bramwell, CFA
                                        President and Chief Investment Officer
October 20, 1999

The outlook and opinions expressed above represent the views of the investment adviser as of October 20, 1999 and are subject to change as market and economic events unfold.

THE BRAMWELL GROWTH FUND
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                      PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1999 (UNAUDITED)
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                                                 SHARES            VALUE
                                                 ------            -----
COMMON STOCKS - 99.11%

APPAREL - 0.49%
Cutter & Buck, Inc.<F1>                          75,000       $1,167,187

CHEMICALS - 1.58%
Minerals Technologies, Inc.                      38,000        1,845,375
OM Group, Inc.                                   50,000        1,918,750
                                                             -----------
                                                               3,764,125
COMMUNICATIONS - 11.63%
America Online, Inc.<F1>                          6,000          624,000
Bell Atlantic Corporation                        34,000        2,288,625
Cisco Systems, Inc.<F1>                          47,000        3,222,437
Comcast Corporation, Class A                     10,000          398,750
Cox Communications, Inc., Class A<F1>            15,000          626,250
EarthLink Network, Inc.<F1>                      15,000          644,062
GTE Corporation                                  35,000        2,690,625
Lucent Technologies, Inc.                        95,000        6,163,125
MCI WorldCom, Inc.<F1>                           65,000        4,671,875
Nortel Networks Corporation                      85,000        4,335,000
Young & Rubicam, Inc.                            45,000        1,980,000
                                                             -----------
                                                              27,644,749
ELECTRONICS - 7.16%
Applied Materials, Inc.<F1>                      35,000        2,725,625
Flextronics International Ltd.<F1>               35,000        2,036,563
Intel Corporation                                65,000        4,830,313
Jabil Circuit, Inc.<F1>                          35,000        1,732,500
Solectron Corporation<F1>                        28,500        2,046,656
Teradyne, Inc.<F1>                               80,000        2,820,000
Texas Instruments, Inc.                          10,000          822,500
                                                             -----------
                                                              17,014,157
EMPLOYEE STAFFING - 2.44%
Keane, Inc.<F1>                                  50,000        1,140,625
Labor Ready, Inc.<F1>                           105,000        1,056,562
On Assignment, Inc.<F1>                         100,000        2,400,000
Robert Half International, Inc.<F1>              50,000        1,200,000
                                                             -----------
                                                               5,797,187
ENERGY - 1.98%
Baker Hughes, Inc.                               40,000        1,160,000
Diamond Offshore Drilling, Inc.                  50,000        1,668,750
Nabors Industries, Inc.<F1>                      20,000          500,000
Schlumberger Ltd.                                22,000        1,370,875
                                                             -----------
                                                               4,699,625
ENTERTAINMENT & LEISURE TIME - 4.12%
AT&T Corporation - Liberty Media
 Group, Class A<F1>                              30,000        1,113,750
CBS Corporation<F1>                              40,000        1,850,000
Cinar Corporation, Class B<F1>                   64,000        1,936,000
Fox Entertainment Group, Inc., Class A<F1>       65,000        1,373,125
Imax Corporation<F1>                             70,000        1,400,000
Time Warner, Inc.                                35,000        2,126,250
                                                             -----------
                                                               9,799,125
FINANCIAL SERVICES - 7.64%
American International Group, Inc.               15,625        1,358,398
Charles Schwab Corporation (The)                 70,000        2,358,125
Citigroup, Inc.                                  60,000        2,640,000
Firstar Corporation                             105,000        2,690,625
H&R Block, Inc.                                  15,000          651,563

                                                 Shares            Value
                                                 ------            -----
FINANCIAL SERVICES - 7.64% (CONT'D.)
Jones Lang LaSalle, Inc.<F1>                     45,600         $735,300
Mellon Bank Corporation                          50,000        1,687,500
Merrill Lynch & Company, Inc.                    10,000          671,875
Northern Trust Company                           41,000        3,423,500
State Street Corporation                         30,000        1,938,750
                                                             -----------
                                                              18,155,636
HEALTHCARE:  PRODUCTS - 6.22%
Amgen, Inc.<F1>                                  28,000        2,282,000
Bausch & Lomb, Inc.                              15,000          989,062
Eli Lilly & Company                              15,000          960,000
Focal, Inc.<F1>                                  25,000          125,000
Genentech, Inc.<F1>                               5,000          731,563
Johnson & Johnson                                15,000        1,378,125
Medtronic, Inc.                                  54,000        1,917,000
Merck & Company, Inc.                            20,000        1,296,250
Pfizer, Inc.                                     90,000        3,234,375
Sepracor, Inc.<F1>                               25,000        1,887,500
                                                             -----------
                                                              14,800,875
HEALTHCARE:  SERVICES - 1.96%
Cardinal Health, Inc.                            85,500        4,659,750

HOME & OFFICE FURNITURE - 0.41%
Leggett & Platt, Inc.                            50,000          984,375

HOUSEHOLD & PERSONAL CARE PRODUCTS - 1.13%
Colgate-Palmolive Company                        50,000        2,287,500
Estee Lauder Companies (The), Class A            10,000          390,625
                                                             -----------
                                                               2,678,125

INDUSTRIAL PRODUCTS - 6.15%
Emerson Electric Company                         30,800        1,946,175
General Electric Company                         60,000        7,113,750
Illinois Tool Works, Inc.                        35,000        2,609,688
Molex Inc., Class A                              91,385        2,958,589
                                                             -----------
                                                              14,628,202
INFORMATION PROCESSING:
OFFICE EQUIPMENT - 13.87%
Dell Computer Corporation<F1>                    90,000        3,763,125
EMC Corporation<F1>                             155,000       11,072,812
International Business
 Machines Corporation                            76,000        9,224,500
Lexmark International Group, Inc.<F1>            75,000        6,037,500
Pitney Bowes, Inc.                               30,000        1,828,125
Xerox Corporation                                25,000        1,048,437
                                                             -----------
                                                              32,974,499
INFORMATION PROCESSING:
SERVICES - 8.74%
Automatic Data Processing, Inc.                 125,000        5,578,125
Computer Sciences Corporation<F1>               150,058       10,550,953
DST Systems, Inc.<F1>                            46,500        2,644,688
Paychex, Inc.                                    58,500        1,996,313
                                                             -----------
                                                              20,770,079
INFORMATION PROCESSING:
SOFTWARE - 2.62%
Legato Systems, Inc.<F1>                         10,000          435,937
Microsoft Corporation<F1>                        64,000        5,796,000
                                                             -----------
                                                               6,231,937

THE BRAMWELL GROWTH FUND
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         PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1999 (UNAUDITED) (CONTINUED)
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                                                 SHARES            VALUE
                                                 ------            -----
METALS - 0.78%
Alcoa, Inc.                                      30,000       $1,861,875

RETAILING - 19.17%
CVS Corporation                                  83,000        3,387,438
Costco Wholesale Corporation<F1>                 24,000        1,728,000
Dayton Hudson Corporation                        35,000        2,102,188
Home Depot, Inc. (The)                          111,000        7,617,375
Kohl's Corporation<F1>                           93,000        6,149,625
Lowe's Companies, Inc.                           60,000        2,925,000
Office Depot, Inc.<F1>                          118,500        1,207,219
Tandy Corporation                                30,000        1,550,625
Tiffany & Company                               105,600        6,329,400
Wal-Mart Stores, Inc.                           110,000        5,231,875
Walgreen Company                                290,000        7,358,750
                                                             -----------
                                                              45,587,495
TRANSPORTATION - 1.02%
Kansas City Southern Industries, Inc.            52,000        2,414,750
                                                             -----------
TOTAL COMMON STOCKS
(Cost $138,089,215)                                          235,633,753
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                                            PRINCIPAL
                                              AMOUNT               VALUE
                                             -------              ------
VARIABLE RATE
DEMAND NOTES - 0.57%

Firstar Corporation                          $1,353,000       $1,353,000

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $1,353,000)                                              1,353,000
                                                             -----------

TOTAL INVESTMENTS - 99.68%
(Cost $139,442,215)                                          236,986,753

OTHER ASSETS LESS LIABILITIES - 0.32%                            759,486
                                                             -----------
NET ASSETS - 100.00%
(9,555,896 shares outstanding)                              $237,746,239
                                                            ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                        $24.88
                                                                  ======


<F1> Non-income producing security


THE BRAMWELL GROWTH FUND
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                                          QUARTERLY REPORT - SEPTEMBER 30, 1999
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                            TOP TEN INDUSTRY SECTORS
                               SEPTEMBER 30, 1999
                               ------------------
Information Processing                25.2%
Retailing                             19.2
Communications                        11.6
Financial Services                     7.6
Healthcare                             8.2
Electronics                            7.2
Industrial Products                    6.2
Entertainment & Leisure Time           4.1
Employee Staffing                      2.4
Energy                                 2.0

                            TOP TEN EQUITY HOLDINGS
                               SEPTEMBER 30, 1999
                              -------------------
EMC                                    4.7%
Computer Sciences                      4.4
IBM                                    3.9
Home Depot                             3.2
Walgreen                               3.1
General Electric                       3.0
Tiffany                                2.7
Lucent                                 2.6
Kohl's                                 2.6
Lexmark                                2.5

                            THE BRAMWELL GROWTH FUND

                                745 Fifth Avenue
                            New York, New York 10151
                                 1-800-BRAMCAP
                                (1-800-272-6227)
                                www.bramwell.com

                               BOARD OF DIRECTORS
                              -------------------


ELIZABETH R. BRAMWELL, CFA
President, Chief Investment
 and Financial Officer
The Bramwell Funds, Inc.

J. SINCLAIR ARMSTRONG
Director, Secretary and Treasurer
The Reed Foundation, Inc.
Retired Executive VP
US Trust Co. of New York
Former Chairman
Securities & Exchange Commission

ISABEL H. BENHAM
Trustee Emeritus and former President, Board of Trustees
John W. Barriger III National Railroad Library

GEORGE F. KEANE
Chairman
Trigen Energy Corp.
President Emeritus
The Common Fund, Inc.

JAMES C. SARGENT
Counsel
Opton, Handler, Gottlieb, Feiler & Katz
Former Commissioner
Securities & Exchange Commission

MARTHA R. SEGER, PH.D.
Chairman
Martha Seger & Associates
Former Governor
Federal Reserve Board

                                    OFFICERS
                                   ---------

ELIZABETH R. BRAMWELL, CFA
President, Chief Investment and Financial Officer

MARY F. MCCOLLUM
Secretary and Treasurer

MARGARET A. BANCROFT
Assistant Secretary

                               INVESTMENT ADVISER
                       Bramwell Capital Management, Inc.

                                 ADMINISTRATOR
                         Sunstone Financial Group, Inc.

                                    COUNSEL
                             Dechert Price & Rhoads

                             INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                   CUSTODIAN
                             Firstar Bank Milwaukee

                                 TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       Firstar Mutual Fund Services, LLC

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This financial statement is submitted for the general information of the shareholders of The Bramwell Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                 BR-412-1099